UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2021

METHODE ELECTRONICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33731	36-2090085
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8750 West Bryn Mawr Avenue, Chicago, IL		60631
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (708) 867-6777

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value	MEI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry Into a Material Definitive Agreement

On December 10, 2021, Methode Electronics, Inc. (the “Company”) entered into a First Amendment to Amended and Restated Credit Agreement (the “First Amendment”) among the Company, each Lender party thereto, Wells Fargo Bank, National Association, as L/C Issuer, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

The First Amendment amended and restated the Company’s existing Amended and Restated Credit Agreement, dated as of September 12, 2018 (the “Credit Agreement”), among the Company, the Designated Borrowers party thereto, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, Wells Fargo Bank, National Association, as L/C Issuer, and the other Lenders party thereto (and certain exhibits to the Credit Agreement) to provide, among other things, that upon the occurrence of certain events, the interest rate calculation method will generally transition from the London Interbank Offered Rate (“LIBOR”) to (i) the Secured Overnight Financing Rate (“SOFR”) on applicable U.S. dollar denominated borrowings, (ii) the Euro Interbank Offered Rate for borrowings denominated in Euros, (iii) the Sterling Overnight Index Average Reference Rate for borrowings denominated in Pounds Sterling, (iv) the Swiss Average Rate Overnight for borrowings denominated in Swiss Francs, (v) the Singapore Interbank Offered Rate for borrowings denominated in Singapore Dollars, (vi) the Canadian Dealer Offered Rate for borrowings denominated in Canadian Dollars, (vii) the Tokyo Interbank Offer Rate for borrowings denominated in Yen, (viii) the Bank Bill Swap Reference Bid Rate for borrowings denominated in Australian Dollars, (ix) the Stockholm Interbank Offered Rate for borrowings denominated in Swedish Krona and (x) the Hong Kong Interbank Offered rate for borrowings denominated in Hong Kong Dollars.

The foregoing description of the First Amendment is not intended to be complete and is qualified in its entirety by reference to the complete text of the First Amendment (including the annex and exhibits thereto), which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description
10.1

First Amendment to Amended and Restated Credit Agreement, entered into as of September 10, 2021, among Methode Electronics, Inc., each Lender party thereto, Wells Fargo Bank, National Association, as L/C Issuer, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

METHODE ELECTRONICS, INC. (Registrant)

Date: December 16, 2021	By:	/s/ Ronald L.G. Tsoumas
Ronald L.G. Tsoumas
Chief Financial Officer